EV-ACM Intermediate Bond Fund EV-ACM Large-Cap Growth Fund EV-ACM Small-Cap Fund Supplement to Prospectus dated May 30, 2005

The last sentence of the second paragraph of “Information about the Fund” under "Shareholder Account Features" is replaced with the following:

Each Fund also posts information about certain portfolio characteristics (such as top ten holdings and asset allocation) as of the most recent month end on the Eaton Vance website approximately ten business days after month end.

August 9, 2005

ATLRIPS